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                                                                 Exhibit 10.32.6

                                                  HHSC CONTRACT NO. 529-03-450-K

STATE OF TEXAS

COUNTY OF TRAVIS

                                  AMENDMENT #11
                          TO THE AGREEMENT BETWEEN THE
                       HEALTH & HUMAN SERVICES COMMISSION
                                       AND
                              AMEIGROUP TEXAS, INC
                               FOR HEALTH SERVICES
                                     TO THE
                           MEDICAID STAR+PLUS PROGRAM
                                     IN THE
                       HARRIS COUNTY SERVICE DELIVERY AREA

     THIS CONTRACT AMENDMENT (the "Amendment") is entered into between the HEALTH & HUMAN SERVICES COMMISSION ("HHSC"), an administrative agency within the executive department of the State of Texas, and AMERIGROUP TEXAS, INC. ("HMO"), a health maintenance organization organized under the laws of the State of Texas, possessing a certificate of authority issued by the Texas Department of Insurance to operate as a health maintenance organization, and having its principal office at 1200 E. COPELAND RD. SUITE 200, ARLINGTON, TX 76011. HHSC and HMO may be referred to within this Amendment individually as a "Party" and collectively as the "Parties."

     The Parties hereby agree to amend their Agreement as set forth herein.

                               ARTICLE 1. PURPOSE.

SECTION 1.01 AUTHORIZATION.

     This Amendment is executed by the Parties in accordance with Article 15.2 of the Agreement.

SECTION 1.02 EFFECTIVE DATE.

     Except as specified below, the Effective Date of this Agreement is January 1, 2006.

             ARTICLE 2. AMENDMENT TO THE OBLIGATIONS OF THE PARTIES

SECTION 2.01 MODIFICATION TO ARTICLE 6, SCOPE OF SERVICES

     Article 6, Scope of Services, is amended by the addition of the following provision to the end of the article:

     6.20 COORDINATION WITH MEDICARE ADVANTAGE PLAN

     6.20.1 As a STAR+PLUS contractor, HMO will:

     6.20.1.1 Market to its STAR+PLUS members to encourage enrollment in the Medicare Advantage/Special Needs Plan offered by the same organizational entity as the STAR+PLUS plan, thereby providing an integrated source of coverage for members who choose this option.

     6.20.1.2 Receive and pass through a monthly premium per month covering all co pays and deductibles to the Medicare Advantage/Special Needs Plan to:


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     6.20.1.2.1 Pay Medicare providers full payment for covered services, eliminating the need for the provider to file an additional claim for Medicaid, and eliminating the need for "cross over" claims processing.

     6.20.1.2.2 Require in its credentialing with network providers an agreement that they will not file additional claims for Medicaid deductible or co pay reimbursement and that they will not balance bill persons covered under this agreement.

     6.20.1.3 Send to the state the monthly file of STAR+PLUS members who are enrolled in the Medicare Advantage/Special Needs Plan operated by the STAR+PLUS entity.

     6.20.1.4 Transmit Medicare encounter data on persons covered under this agreement in a format provided by HHSC.

     6.20.1.5 Assure that network providers serving the MA/SNP plan will be informed and educated to not file claims against Medicaid for persons covered under this agreement. Provider contracts must include this requirement.

     6.20.2 HHSC Responsibilities

     6.20.2.1 Receive and record Medicare Advantage/Special Needs Plan enrollment information from the HMO.

     6.20.2.2 Include in the monthly premium an amount to cover all co pay and deductible costs for STAR+PLUS members enrolled in the Medicare Advantage/Special Needs Plan offered by the same organizational entity offering STAR+PLUS.

     6.20.2.3 Make payments for those persons identified on the enrollment file submitted by the HMO in the same timeframes as payment of capitation payments under the STAR+PLUS Medicaid Managed Care program.

SECTION 2.02 MODIFICATION OF ARTICLE 13, PAYMENT PROVISIONS

     Article 13, Payment Provisions, is amended by the addition of the following provision to the end of the article:

     13.7 CAPITATION FOR MEDICARE ADVANTAGE ENROLLEES

     13.7.1 HHSC will establish, through negotiation with plans participating, the per member per month amount for STAR+PLUS members enrolled in the Medicare Advantage/Special Needs Plan (MA/SNP) offered by the same organizational entity each fiscal year. The STAR+PLUS HMO will be notified by August 1 of each year of the amount payable for the following State Fiscal Year. For SFY 2006 the per member per month amount will be $80.00 pre member per month. Members will be prospectively recognized as eligible for payment under this addendum. Members enrolled after submission of the enrollment file and the first of the month will not be covered for the first month of MA/SNP enrollment but will be eligible for the following and succeeding months


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             ARTICLE 3. REPRESENTATIONS AND AGREEMENT OF THE PARTIES

     The Parties contract and agree that the terms of the Agreement will remain in effect and continue to govern except to the extent modified in this Amendment.

     By signing this Amendment, the Parties expressly understand and agree that this Amendment is hereby made A part of the Agreement as though it were set out word for word in the Agreement.

     IN WITNESS HEREOF, HHSC AND THE HMO HAVE EACH CAUSED THIS AMENDMENT TO BE SIGNED AND DELIVERED BY ITS DULY AUTHORIZED REPRESENTATIVE.

HEALTH & HUMAN SERVICES COMMISSION      AMERIGROUP TEXAS, INC.


By:                                     By: /s/ Richard C. Zoretic
    ---------------------------------       ------------------------------------
    Albert Hawkins                          Richard C. Zoretic
    Executive Commissioner                  Printed Name and Title

Date:                                   Date: 12/12/05
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